EXHIBIT 10.4

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

________________________

Warrant for the Purchase of Common Stock
of WestMountain Gold, Inc.

(Void if not exercised before 5 p.m. (Pacific Time) May 7, 2018)

No. W- 128	Date of Issuance: May 7, 2013

FOR VALUE RECEIVED, this Warrant is hereby issued by WestMountain Gold, Inc., a Colorado corporation (the “Company”), to BOCO Investments, LLC, a Colorado limited liability company (the “Holder”). Subject to the provisions of this Warrant (“Warrant”), the Company hereby grants to Holder the right to purchase 1,250,000 shares (subject to adjustment as set forth herein) of the Company’s common stock, par value $.001 per share, at an exercise price of the lesser of $0.75 per share or a price per share equal to eighty percent (80%) of the lowest price at which a common share in the Company has been issued in any round of financing commenced or closed after the date of this Warrant and prior to Holder’s exercise of its rights pursuant to Section 1 below with respect to the shares proposed to be acquired, subject to adjustment pursuant to Section 5 below (“Exercise Price”). Notwithstanding anything to the contrary herein, in the event of a default by the Company under that certain Promissory Note (in the principal amount of $500,000) dated on or about the date hereof and given by the Company for the benefit of Holder, as may be amended, or under that certain Amended and Restated Secured Convertible Promissory Note dated September 17, 2012, given by the Company for the benefit of Holder, as may be amended, the Exercise Price shall be the lesser of $0.10 per share or a price per share equal to eighty percent (80%) of the lowest price at which a common share in the Company has been issued in any round of financing commenced or closed after the date of this Warrant and prior to Holder’s exercise of its rights pursuant to Section 1 below with respect to the shares proposed to be acquired, subject to adjustment pursuant to Section 5 below, during the period from the date of issuance of this Warrant through 5 p.m. (Pacific Time) on May 7, 2018.

The Holder agrees with the Company that this Warrant is issued, and all the rights here under shall be held, subject to all of the conditions, limitations and provisions set forth herein.

1. Exercise of Warrant. Subject to the terms and conditions set forth herein, the Holder may exercise this Warrant in whole or in part at any time on or after May 7, 2013 but no later than 5 p.m. (Pacific Time) on May 7, 2018 (five years from the date of issuance).  To exercise this Warrant the Holder shall present and surrender this Warrant to the Company at its principal office, with the Warrant Exercise Form, attached hereto as Appendix A, duly executed by the Holder and accompanied by payment in cash, by check or by cancellation of indebtedness, payable to the order of the Company, of the aggregate Exercise Price for the total aggregate number of securities for which this Warrant is exercised or a cashless exercise at the sole decision of the Holder. The shares deliverable upon such exercise, and as adjusted from time to time as set forth herein, are hereinafter referred to as the “Exercise Shares.”

Upon receipt by the Company of this Warrant, together with the executed Warrant Exercise Form and payment of the Exercise Price, if any, for the securities to be acquired, in proper form for exercise, and subject to the Holder’s compliance with all requirements of this Warrant for the exercise hereof, the Holder shall be deemed to be the holder of record of the Exercise Shares issuable upon such exercise as of the date of surrender of this Warrant, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such securities shall not then be actually delivered to the Holder. Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

2. Reservation of Shares. The Company will at all times during the term of this Warrant reserve for issuance and delivery upon exercise of this Warrant the number of Exercise Shares covered by this Warrant. All such shares shall be duly authorized, validly issued, fully paid and non-assessable and free of all preemptive rights. If at any time during the Exercise Period the number of authorized but unissued shares of common stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purposes.

3. Net Exercise. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant by payment of cash or check, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X = Y (A-B)
A

Where X =    the number of Exercise Shares to be issued to the Holder

Y =   the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =   the Market Price of one (1) share of the Company’s common stock (for purposes of this Section 2.2, “Market Price” shall mean the Volume Weighted Average Price (as defined herein) of one (1) share of the Company’s common stock during the ten (10) consecutive trading day period immediately preceding the date of exercise.)

B =   Exercise Price (as adjusted to the date of such calculation).

For purposes of the above calculation, the “Volume Weighted Average Price” for any security as of any date means the volume weighted average of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets (“Bloomberg”), or, if no volume weighted average sale price is reported for such security, then the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security that are listed in the over the counter market by the Financial Industry Regulatory Authority, Inc. or in the “pink sheets” by the Pink OTC Market, Inc. If the Volume Weighted Average Price cannot be calculated for such security on such date in the manner provided above, the volume weighted average price shall be the fair market value as determined in good faith by the Company’s Board of Directors. “Trading Day” shall mean any day on which the common ctock is traded for any period on the principal securities exchange or other securities market on which the common ctock is then being traded.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the common stock issued upon exercise of this Warrant pursuant to this Section 3 shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the common stock issued upon exercise of this Warrant pursuant to this Section 3 shall be deemed to have commenced on the date this Warrant was issued.

4. Assignment or Loss of Warrant. This Warrant is fully assignable by the Holder hereof (subject to compliance with applicable laws and regulations). Subject to the transfer restrictions herein (including Section 7), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form, attached hereto as Appendix B, duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee(s) named in such instrument of assignment and if applicable a new Warrant to Holder with respect to any portion of the Warrant not being assigned and this Warrant shall promptly be canceled. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

6. Adjustments.

(a) Adjustment for Recapitalization. In the event of changes in the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant. When any adjustment is required to be made in the number or kind of Exercise Shares purchasable upon exercise of this Warrant or in the Exercise Price, the Company shall promptly notify Holder of such event and the number of Exercise Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

(b) Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

(c) Adjustment for Reorganization, Consolidation, Merger, etc. If at any time after the date hereof the Company has a Change in Control (as hereafter defined), the Holder agrees that, either (a) Holder may exercise its purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control, or (b) if the Holder elects not to exercise the Warrant, this Warrant will not expire upon the consummation of the Change of Control but shall automatically convert to a warrant to acquire such securities as Holder would have acquired if the Warrant had been exercised in its entirety immediately prior to the consummation of such Change in Control. For purposes of this Warrant, a “Change in Control” shall be deemed to occur in the event of a change in ownership or control of the Company effected through any of the following transactions: (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that immediately before the Change of Control directly or indirectly controls, or is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of outstanding securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization.

(d) Certificate as to Adjustments. The adjustments provided in this Section 6 shall be interpreted and applied by the Company in such a fashion so as to reasonably preserve the applicability and benefits of this Warrant (but not to increase or diminish the benefits hereunder). In each case of an adjustment in the number of shares of common stock or other securities receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by two executive officers of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will mail a copy of each such certificate to each Holder.

(e) Notices of Record Date, etc. In the event that:

(i) the Company shall declare any dividend or other distribution to the holders of any class of securities, or authorizes the granting to the holders of any class of securities the right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

(ii) the Company has a Change in Control; or

(iii) the Company authorizes any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to the holder of this Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; or (b) the date on which such reorganization, reclassification, Change in Control, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of stock in the Company shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

(f) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

(f) Cash Dividends. No adjustment pursuant to this Warrant shall be made in respect of any dividend payable in cash provided that notice of such dividend has been given in accord with section 6(d) at least thirty (30) days prior to the record date for the payment of such dividend.

7. Transfer to Comply with the Securities Act. This Warrant and any Exercise Shares issued to the Holder must be held indefinitely by Holder unless they are subsequently registered under the Securities Act of 1933, as amended, or an exemption from such registration is available.

8. Registration Rights. The Company is not required or obligated to file a registration statement with respect to any of the Exercise Shares.

9. Legend. Unless the Exercise Shares have been registered under the Securities Act on Form S-1 or Form S-3, upon exercise of this Warrant and the issuance of any of the Exercise Shares, all certificates representing such shares shall bear on the face thereof substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, (II) IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (III) UPON THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/ OR COMPLIANCE IS NOT REQUIRED.

10. Notices. All notices required hereunder shall be in writing and shall be deemed given when sent by facsimile (if delivery confirmation is received), e-mailed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, if to the Holder, at the e-mail or mailing address of record of such party as most recently provided in writing by such party to the other. The initial addresses of the parties are set forth below.

11. Applicable Law. This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Colorado, without regard to the conflict of laws provisions of such state. Exclusive venue for all actions arising out of this Warrant shall be in the district court in and for Larimer County, Colorado.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

WestMountain Gold, Inc.

By:	/s/ Gregory Schifrin
Gregory Schifrin, Chief Executive Officer

120 East Lake Street, Suite #401 Sandpoint, ID 83864 E-mail: gschifrin@terraminingcorp.com

Warrant Holder:	BOCO Investments, LLC
Address:	BOCO Investments, LLC 262 E. Mountain Avenue Fort Collins, CO 80524
and
1601 Officers Row, Vancouver, WA 98661

E-mail address:
EIN#:	16-1712050
Appendix A

WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to (i) exercise the attached Warrant to purchase _________________ (_______) shares of the common stock of WestMountain Gold, Inc., a Colorado corporation (the “Company”), at an exercise price per share, pursuant to the provisions of Section a of the attached Warrant, and hereby makes payment of the aggregate sum of $__________ in payment therefor. If the Warrant is not being exercised in full, the undersigned hereby instructs the Company to issue a Warrant or Warrants for the unexercised portion of the Warrant and send it to the undersigned at the address stated below. The undersigned’s execution of this form constitutes the undersigned’s agreement to all the terms of the Warrant and to comply therewith.

Signature

Print Name:

Signature, if jointly held

Print Name:

Date:

Appendix B

ASSIGNMENT FORM

FOR VALUE RECEIVED_____________________________ (“Assignor”) hereby sells, assigns and transfers unto _______________________________ (“Assignee”) all of Assignor’s right, title and interest in, to and under Warrant No. W-128 issued by WestMountain Gold, Inc., a Colorado corporation, on May __, 2013

NOTE: If only a portion of the Warrant rights are to be assigned and transferred, adjust the above statement and the balance of this form accordingly.

DATED: _________________

ASSIGNOR:

Signature
Print Name:

Signature, if jointly held
Print Name:

ASSIGNEE:

The undersigned agrees to all of the terms of the Warrant and to comply therewith.

Signature
Print Name:

Signature, if jointly held
Print Name: